EXHIBIT 99.1

Broadridge Broadens its Securities Financing and Collateral Management Solutions through Acquisition of 4sight Financial Software Limited

Transaction accelerates Broadridge’s front-to-back office securities financing footprint globally

LAKE SUCCESS, N.Y. – June 14, 2016 – Broadridge Financial Solutions, Inc. (NYSE:BR) today announced that it has expanded its global securities financing and collateral management capabilities through the acquisition of 4sight Financial Software Limited, a leading provider of securities finance and collateral management systems to financial institutions worldwide. 4sight will be integrated as part of Broadridge Securities Financing and Collateral Management solutions, helping clients optimize financing decisions across different asset categories, automate the securities financing lifecycle and control risk.
4sight’s proven solutions and global client footprint complements Broadridge’s strong North American presence in the securities financing market. Through this acquisition, Broadridge now offers banks, broker-dealers, agent lenders, asset managers and other buy-side firms best-in-class global Securities Finance and Collateral Management solutions that include front-to-back office securities lending, repo processing, synthetic financing and enterprise-wide collateral management. Terms of the deal were not disclosed.

Broadridge Securities Financing and Collateral Management offers a holistic approach to support the full securities financing lifecycle, from front-office trading automation to back-office clearance and settlement. Its global multi-asset support delivers an aggregated real-time view of collateral and positions across the enterprise, enabling efficient deployment of assets and greater control of risk, while improving operational efficiency and reducing the cost of disparate systems.

“The greater demand for collateral driven by the regulatory agenda has raised the need for a global approach to the multi-asset securities financing lifecycle,” said Michael Hopkins, president of Fixed Income, Financing and Risk at Broadridge. “Following the recent expansion of our North American securities lending capabilities through the acquisition of Anetics, this transaction marries 4sight’s proven global capabilities and 13 years of experience in securities financing with Broadridge’s market-leading securities processing solutions, broad global client relationships, and operational expertise to deliver best-of-breed, fully integrated Securities Financing and Collateral Management solutions. We are delighted to welcome the talented 4sight team, who have built an exceptional solution and have deep domain experience in this market,” Hopkins said.

“For decades, Broadridge has been focused on helping companies transform their operating models to gain operational and cost efficiency by providing proven yet innovative, market-leading technology solutions. We are excited to join the Broadridge team and bring our capabilities to Broadridge Securities Financing and Collateral Management solutions,” said Alastair Chisholm, founder of 4sight and VP, general manager at Broadridge. “Through a holistic, global and multi-asset view of collateral and positions integrated across an enterprise, banks, broker-dealers, agent lenders and buy-side institutions can truly manage collateral and optimize financing decisions, while gaining a greater control of risk and improving balance sheet management,” said Chisholm.

Broadridge Securities Financing and Collateral Management, including 4sight, complements Broadridge’s recently-announced Global Post Trade Management (GPTM) solution and market leading Managed Services capabilities for business process outsourcing. Broadridge enables front-to-back office operational transformation across asset classes, markets and business entities globally, delivering enhanced financial and risk management and regulatory compliance capabilities.

Quayle Munro Limited acted as 4sight’s financial advisor in this transaction.

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About Broadridge
Broadridge Financial Solutions, Inc. (NYSE: BR) is the leading provider of investor communications and technology-driven solutions for broker-dealers, banks, mutual funds and corporate issuers globally. Broadridge's investor communications, securities processing and managed services solutions help clients reduce their capital investments in operations infrastructure, allowing them to increase their focus on core business activities. With over 50 years of experience, Broadridge's infrastructure underpins proxy voting services for over 90% of public companies and mutual funds in North America, and processes on average $5 trillion in equity and fixed income trades per day. Broadridge employs approximately 7,400 full-time associates in 14 countries. For more information about Broadridge, please visit www.broadridge.com.

About 4sight Financial Software Limited
4sight Financial Software is an independent software solutions provider founded in 2003, with offices and clients worldwide.

4sight's customer base includes a full spectrum of financial market participants from global broker dealers and custodial banks to asset managers, insurance companies and pension funds. Clients in 16 countries on four continents use 4sight's software to meet their business needs and 4sight offers the reliability and experience of a company with a proven track record.

4sight's product range includes Securities Lending and Repo systems, Collateral Management and Collateral Optimisation solutions, a Synthetic Finance software product and a Settlement system.

4sight's software helps financial institutions to improve efficiency, reduce costs, automate manual processes and control risk. 4sight also provides project management, consultancy services and customer support through its global network of offices.

Forward-Looking Statements
This press release and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2015 (the “2015 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this press release and are expressly qualified in their entirety by reference to the factors discussed in the 2015 Annual Report.

These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Media Contacts
Kate McGann
Broadridge Financial Solutions
Katherine.mcgann@broadridge.com
+1 212 981 1395

Brett Philbin
Edelman
Brett.philbin@edelman.com
+1 212 704 826